EXHIBIT 24


         POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, That the undersigned Director of Tupperware Corporation, a Delaware corporation (the "Corporation"), hereby constitutes and appoints each of Thomas
         M. Roehlk and Carol A. Vix, and his or her substitute, as his true and lawful attorney and agent, in the name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the said attorney and agent may deem necessary or advisable to enable the Corporation to comply with the Securities Act of 1933, as amended, and any rules and regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of the common stock, $.01 par value, of the Corporation on a Registration Statement on Form S-8, and to any and all amendments, including post-effective amendments, to the said Registration Statement, relating to the Tupperware Corporation 1996 Incentive Plan, as the same may be amended from time to time, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as a Director of the Corporation, and to file the same, or cause the same to be filed, together with exhibits, supplements, appendices, instruments and other documents pertaining thereto, with the Securities and Exchange Commission, and hereby ratifying and confirming all that said attorneys and agents, and each of them, and their or his or her substitute or substitutes, may have done, may do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, The undersigned has hereunto set his hand this 10th day of May, 1996.


         Dr. Lloyd C. Elam

         Clifford J. Grum

         Joseph E. Luecke

         Bob Marbut







         POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, That the undersigned Director and Officer of Tupperware Corporation, a Delaware corporation (the "Corporation"), hereby constitutes and appoints each of Thomas M. Roehlk and Carol A. Vix, and his or her substitute, as his true and lawful attorney and agent, in the name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the said attorney and agent may deem necessary or advisable to enable the Corporation to comply with the Securities Act of 1933, as amended, and any rules and regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of the common stock, $.01 par value, of the Corporation on a Registration Statement on Form S-8, and to any and all amendments, including post-effective amendments, to the said Registration Statement, relating to the Tupperware Corporation 1996 Incentive Plan, as the same may be amended from time to time, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as a Director or Officer of the Corporation, and to file the same, or cause the same to be filed, together with exhibits, supplements, appendices, instruments and other documents pertaining thereto, with the Securities and Exchange Commission, and hereby ratifying and confirming all that said attorneys and agents, and each of them, and their or his or her substitute or substitutes, may have done, may do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, The undersigned has hereunto set his hand this 10th day of May, 1996.


         Warren L. Batts

         E.V. Goings







         POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, That the undersigned Officer of Tupperware Corporation, a Delaware corporation (the "Corporation"), hereby constitutes and appoints each of Thomas
         M. Roehlk and Carol A. Vix, and his or her substitute, as his true and lawful attorney and agent, in the name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the said attorney and agent may deem necessary or advisable to enable the Corporation to comply with the Securities Act of 1933, as amended, and any rules and regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of the common stock, $.01 par value, of the Corporation on a Registration Statement on Form S-8, and to any and all amendments, including post-effective amendments, to the said Registration Statement, relating to the Tupperware Corporation 1996 Incentive Plan, as the same may be amended from time to time, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as an Officer of the Corporation, and to file the same, or cause the same to be filed, together with exhibits, supplements, appendices, instruments and other documents pertaining thereto, with the Securities and Exchange Commission, and hereby ratifying and confirming all that said attorneys and agents, and each of them, and their or his or her substitute or substitutes, may have done, may do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, The undersigned has hereunto set his hand this 10th day of May, 1996.


         Paul B. Van Sickle